Exhibit (99)
                                                                    ------------

                                                                                State or Other
                                                                                Jurisdiction
                                                                                Under the Laws of
Subsidiaries of Owens Corning (3/31/2001)                                       Which Organized
-----------------------------------------                                       -----------------
CDC Corporation                                                                 Wisconsin
Commercial Owens Corning Chile Limitada                                         Chile
Crown Manufacturing Inc.                                                        Canada
Decillion, LLC                                                                  Delaware
Engineered Pipe Systems, Inc.                                                   Delaware
Engineered Yarns America, Inc.                                                  Massachusetts
Eric Company                                                                    Delaware
European Owens-Corning Fiberglas, S.A.                                          Belgium
Exterior Systems, Inc.                                                          Delaware
Falcon Foam Corporation                                                         Delaware
Fibreboard Corporation                                                          Delaware
Flowtite Eksport AS                                                             Norway
Flowtite Offshore Services Ltd.                                                 Cyprus
EPS Holding AS                                                                  Norway
Goodman Ventures, Inc.                                                          Delaware
HOMExperts LLC                                                                  Delaware
IPM Inc.                                                                        Delaware
Integrex                                                                        Delaware
Integrex Professional Services LLC                                              Delaware
Integrex Supply Chain Solutions LLC                                             Delaware
Integrex Testing Systems LLC                                                    Delaware
Integrex Ventures LLC                                                           Delaware
Jefferson Holdings, Inc.                                                        Delaware
LMP Impianti Srl                                                                Italy
Norske EPS Botswana AS                                                          Norway
OC (Belgium) Holdings, Inc.                                                     Delaware
OC Celfortec Inc.                                                               Canada
O.C. Funding B.V.                                                               The Netherlands
OCW Acquisition Corporation                                                     Delaware
Owens Corning (Anshan) Fiberglass Co., Ltd.                                     China
Owens Corning Argentina Sociedad de Responsabilidad Limitada                    Argentina
Owens Corning Australia Pty Limited                                             Australia
Owens-Corning Britinvest Limited                                                United Kingdom
Owens Corning Building Materials Espana S.A.                                    Spain
Owens Corning Canada Inc.                                                       Canada
Owens-Corning Capital Holdings I, Inc.                                          Delaware
Owens-Corning Capital Holdings II, Inc.                                         Delaware
Owens-Corning Capital L.L.C.                                                    Delaware
Owens Corning Cayman (China) Holdings                                           Cayman Islands
Owens-Corning Cayman Limited                                                    Cayman Islands
Owens Corning (China) Investment Company, Ltd.                                  China
Owens Corning Composites Italia S.r.l.                                          Italy
Owens Corning Composites SPRL                                                   Belgium
Owens Corning Espana SA                                                         Spain
Owens-Corning Fiberglas A.S. Limitada                                           Brazil
Owens-Corning Fiberglas Deutschland GmbH                                        Germany


                                                                                State or Other
                                                                                Jurisdiction
                                                                                Under the Laws of
Subsidiaries of Owens Corning (3/31/2001)                                       Which Organized
-----------------------------------------                                       -----------------
Owens-Corning Fiberglas Espana, S.A.                                            Spain
Owens-Corning Fiberglas France S.A.                                             France
Owens-Corning Fiberglas (G.B.) Ltd.                                             United Kingdom
Owens-Corning Fiberglas Norway A/S                                              Norway
Owens-Corning Fiberglas S.A.                                                    Uruguay
Owens-Corning Fiberglas Sweden Inc.                                             Delaware
Owens-Corning Fiberglas Technology Inc.                                         Illinois
Owens-Corning Fiberglas (U.K.) Pension Plan Ltd.                                United Kingdom
Owens-Corning FSC, Inc.                                                         Barbados
Owens-Corning Funding Corporation                                               Delaware
Owens-Corning (Guangzhou) Fiberglas Co., Ltd.                                   China
Owens-Corning Holdings Limited                                                  Cayman Islands
Owens Corning HT, Inc.                                                          Delaware
Owens Corning (Japan) Ltd.                                                      Japan
Owens Corning Korea                                                             Korea
Owens Corning Mexico, S.A. de C.V.                                              Mexico
Owens Corning NRO Inc.                                                          Canada
Owens Corning NRO II Inc.                                                       Canada
Owens-Corning Overseas Holdings, Inc.                                           Delaware
Owens-Corning Real Estate Corporation                                           Ohio
Owens Corning Remodeling Systems, LLC                                           Delaware
Owens Corning (Shanghai) Fiberglas Co., Ltd.                                    China
Owens Corning (Singapore) Pte Ltd.                                              Singapore
Owens Corning South Africa (Pty) Ltd                                            South Africa
Owens-Corning (Sweden) AB                                                       Sweden
Owens-Corning Veil Netherlands B.V.                                             The Netherlands
Owens-Corning Veil U.K. Ltd.                                                    United Kingdom
Owens Corning VF Holdings, Inc.                                                 Canada
Palmetto Products, Inc.                                                         Delaware
Procanpol SP. Z.O.O.                                                            Poland
Quest Industries, LLC                                                           Delaware
Scanglas Ltd.                                                                   United Kingdom
Soltech, Inc.                                                                   Kentucky
Trumbull Asphalt Co. of Delaware                                                Delaware
Vytec Corporation                                                               Ontario
Willcorp, Inc.                                                                  Delaware
Wrexham A.R. Glass Ltd.                                                         United Kingdom

As part of the sale of Owens Corning's Engineered Pipe Business, the following subsidiaries were sold on February 28, 2001, subject to final regulatory approval:

Flowtite AS                                                                     Norway
Flowtite Eksport Argentina AS                                                   Norway
Flowtite Eksport Tuberias                                                       Norway
Flowtite Pipe & Tanks AS                                                        Norway
Flowtite Technology AS                                                          Norway
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